                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 7, 2004
                        (Date of Earliest Event Reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

             Nevada                        000-29182             11-3292094
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              43-40 NORTHERN BOULEVARD, LONG ISLAND CITY, NY 11101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         On September 7, 2004, the proposal letter dated June 9, 2004, contemplating a transaction pursuant to which an entity to be formed by Bruce
Bendell, the Company's Chairman, President, Chief Executive Officer and Acting
Chief Financial Officer, would be merged into the Company for cash consideration of approximately $0.70 per share, as extended on June 17, 2004, July 6, 2004 and
July 23, 2004, expired.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2004

                                          THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                          By: /s/ Bruce Bendell
                                              ----------------------------------
                                              Name: Bruce Bendell
                                              Title: President, Chief Executive
                                                     Officer and Acting Chief
                                                     Financial Officer

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